ManpowerGroup Fourth Quarter Results February 3, 2016 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation includes forward-looking statements which are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the period ended December 31, 2013. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. In this presentation, references to road map and journey to 4% are also intended to be forward-looking statements. Please note that ManpowerGroup’s 2013 Annual report is available online at www.manpowergroup.com in the section titled “Investor Relations.” is pres nt tio contain statements, including financial projections, that are forward-looki g in nature. These stateme ts are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and u certainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additio al inform tion concerning factors tha could cause actual results to materially differ from those in the forward-look ng statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated D c mber 31, 2014, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this pr sentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. 2 ManpowerGroup | February 2016

3 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results As Reported Excluding Non-recurring Items Q4 Financial Highlights 3% 3% Revenue $5.0B 7% CC 7% CC 20 bps 20 bps Gross Margin 17.2% 6% 2% Operating Profit $181M 5% CC 14% CC 10 bps 20 bps OP Margin 3.7% (4.0% excluding restructuring charges) 13% 14% EPS $1.66 ($1.68 excluding non-recurring items) 24% CC 25% CC Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Annual Report on our Web site. Consolidated Financial Highlights (1) Excludes the impact of restructuring charges of $16.4M ($12.8M net of tax) and non-operating gains in other income of $11.5M, ($11.0M net of tax). (1)

4 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results EPS Bridge – Q4 vs. Guidance Midpoint $1.51 $1.68 $1.66 -0.17 +0.06 +0.12 Q4 Guidance Midpoint Operational Performance Tax Rate (31.8% vs 36.5%) Currency (-16¢ vs -15¢) Reported Excluding Non- recurring Items Other Income Gains Restructuring Charges Q4 Reported -0.01 +0.15

5 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results Consolidated Gross Margin Change +0.1% 17.0% 17.2% Q4 2014 Permanent Recruitment Currency/Other Q4 2015 Americas Southern Europe Northern Europe APME Mix/Rounding Americas Southern Europe Northern Europe APME 10 1 12 1 10 1 (20) 1 (11) 4 1 5 2 7 +0.1%

6 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results 5 17 10 15 8 $538M 63% $175M 21% $91M 11% $47M 5% $851M Growth in CC % Business Line Gross Profit – Q4 2015 █ Manpower █ Experis █ ManpowerGroup - Total █ ManpowerGroup Solutions █ Right Management

7 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results 675.5 +29.8 +6.7 +16.4 Q4 2014 Reported Currency Impact Acquisitions Operational Impact Q4 2015 Recurring Expenses Restructuring Charges Q4 2015 Reported -58.4 13.2% % of Revenue 13.2% % of Revenue 670.0 653.6 SG&A Expense Bridge – Q4 YoY (in millions of USD) (1) This was unfavorably impacted 20 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A as a % of Revenue was 13.0%. (1)

8 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results As Reported Excluding Restructuring Charges Q4 Financial Highlights 3% 3% Revenue $1.1B 4% CC 4% CC 0% 6% OUP $56M 6% CC 12% CC 20 bps 50 bps OUP Margin 4.9% Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (23% of Revenue) (1) (1) Excludes the impact of restructuring charges of $3.2M in Q4 2015.

9 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results -5% -2% 24% -1% -5% 18% 46% 21% US Mexico Argentina Other 66% 12% 6% 16% Americas – Q4 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue

10 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results As Reported Q4 Financial Highlights 4% Revenue $1.7B 9% CC 1% OUP $93M 15% CC 20 bps OUP Margin 5.3% Southern Europe Segment (35% of Revenue)

11 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results Southern Europe – Q4 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue -7% 5% 9% -1% 6% 20% 24% 6% France Italy Spain Other 67% 18% 8% 7%

12 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results As Reported Excluding Restructuring Charges Q4 Financial Highlights 5% 5% Revenue $1.4B 6% CC 6% CC 26% 9% OUP $40M 18% CC 1% CC 80 bps 10 bps OUP Margin 2.8% Northern Europe Segment (29% of Revenue) (1) (1) Excludes the impact of restructuring charges of $9.0M in Q4 2015.

13 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results -9% -16% 48% -11% -12% -16% -5% -1% 69% 1% 1% -2% UK Nordics Germany Netherlands Belgium Other 36% 18% 18% 9% 6% 13% Northern Europe – Q4 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Germany revenue decreased 2% (+12% in CC). (1)

14 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results As Reported Excluding Restructuring Charges Q4 Financial Highlights 2% 2% Revenue $579M 12% CC 12% CC 14% 0% OUP $18M 9% CC 7% CC 60 bps 10 bps OUP Margin 3.2% APME Segment (12% of Revenue) (1) (1) Excludes the impact of restructuring charges of $2.9M in Q4 2015.

15 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results APME – Q4 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Australia/NZ revenue decreased 12% (+4% in CC). (1) -5% 9% 4% 1% 30% 11% Japan Australia/NZ Other 32% 25% 43%

16 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results As Reported Excluding Restructuring Charges Q4 Financial Highlights 1% 1% Revenue $70M 8% CC 8% CC 64% 84% OUP $10M 76% CC 97% CC 560 bps 740 bps OUP Margin 14.6% Right Management Segment (1% of Revenue) (1) (1) Excludes the impact of restructuring charges of $1.3M in Q4 2015.

17 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results Cash Flow Summary – Full Year (in millions of USD) 2015 2014 Net Earnings 419 428 Non-cash Provisions and Other 209 192 Change in Operating Assets/Liabilities (117) (314) Capital Expenditures (52) (51) Free Cash Flow 459 255 Change in Debt 456 13 Acquisitions of Businesses net of cash acquired (260) (32) Proceeds from Equity Transactions 103 19 Repurchases of Common Stock (580) (143) Dividends Paid (121) (77) Effect of Exchange Rate Changes (38) (75) Other 12 2 Change in Cash 31 (38)

18 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) 22% 23% 15% 14% 13% 13% 25% 24% 0% 10% 20% 30% 2011 2012 2013 2014 Q1 Q2 Q3 Q4 2015 119 120 -221 -231 --207 -37 226 125 700 768 516 468 421 429 879 855 -400 0 400 800 1,200 2011 2012 2013 2014 Q1 Q2 Q3 Q4 2015

19 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results (1) On September 11, 2015, we offered and sold €400.0M aggregate principal amount of notes with a coupon of 1.875% and a maturity date of September 11, 2022. The notes were issued at a price of 99.753% to yield an effective interest rate of 1.913%. Interest on the notes is payable in arrears on September 11 of each year. The notes are unsecured senior obligations and rank equally with all of our existing and future senior unsecured debt and other liabilities. (2) On September 16, 2015, we amended and restated our Revolving Credit Agreement primarily to revise the termination date of the facility from October 15, 2018 to September 16, 2020. The remaining material terms and conditions are substantially similar to the material terms and conditions of the previous Revolving Credit Agreement dated October 15, 2013. The $600M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.67 and a fixed charge coverage ratio of 4.55 as of December 31, 2015. As of December 31, 2015, there were $0.8M of standby letters of credit issued under the agreement. (3) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $292.9M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 379 - Euro Notes - €400M 1.913% Sep 2022 431 - Revolving Credit Agreement 1.43% Sep 2020 - 599 Uncommitted lines and Other Various Various 45 248 Total Debt 855 847 Debt and Credit Facilities – December 31, 2015 (in millions of USD) (1) (3) (2)

20 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results First Quarter Outlook Revenue Total Up 1-3% (Up 5-7% CC) Americas Flat/Down 2% (Up 4-6% CC) Southern Europe Up 3-5% (Up 6-8% CC) Northern Europe Flat/Up 2% (Up 3-5% CC) APME Up 4-6% (Up 9-11% CC) Right Management Down/Up 1% (Up 2-4% CC) Gross Profit Margin 16.7 – 16.9% Operating Profit Margin 2.6 – 2.8% Tax Rate 40.0% EPS $0.87 – $0.95 (unfavorable $0.04 currency)

21 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results Our journey to 4% EBITA... • 2015 EBITA margin of 3.8%, the highest in the past 20 years. • 140 basis point improvement since 2012 and ahead of our expectations. Above analysis excludes restructuring charges and other non-recurring items in all periods. +0.9% 2.4% 3.8% +0.2% 2012 Gross Margin (organic) Cost Recalibration Enhanced Productivity on OCC growth of 5% 2015 +0.3% +0.6% 2.4% 4.0% +0.7% 2012 Gross Margin (organic) Cost Recalibration Enhanced Productivity on OCC growth of 15% 2015 +0.3% As originally introduced in February 2013

22 ManpowerGroup | February 2016 ManpowerGroup 2015 Fourth Quarter Results Key Take Aways Solid quarterly performance; 2015 was the highest operating profit margin in the past 20 years, with strong progress in all brands and offerings. We remain committed to seizing growth opportunities aligned with our strategies, achieving good leverage on that growth and continuing to build on our position as the leading global workforce solutions company. The global economic recovery remains slow and uneven; we are well positioned to provide employers with more workforce flexibility given our global footprint, market leading coverage of emerging markets, strong global brands, and strength in our solutions business.